Contract

Between

ATL Offshore GmbH & Co. MS “JUIST” KG
- hereinafter called ATL -

and

Suresh Capital Maritime Partners Germany GmbH, Leer
- hereinafter called SCMP –

it is agreed the following:

1.	ATL entered into a Shipbuilding Contract with Fincantieri Cantieri Navali Italiani S.p.A. for the supply of one Anchor Handling Tug with the Hull No. 6160 (hereinafter called the “Vessel”).

2.	SCMP will provide financial services including but not limited to the procurement of equity during the building period to ATL.

3.	HL will receive for these services an amount of Є 500.000,00 plus VAT. This amount will be paid in four equal installments of Є 125.000,00 each at the following events:
a.	Beginning of Steel Cutting
b.	Installation of the Main Engines
c.	Launching
d.	Delivery

4.	Costs for traveling will be reimbursed against invoices.

Hamburg, 7th September 2007

/S/	/S/
ATL Offshore GmbH & Co. “ISLE OF JUIST” KG	Suresh Capital Maritime Partners GmbH

Side Letter No. I

to the Contract dated 07th September 2007
- hereinafter called “the Contract” -

between

ATL Offshore GmbH & Co. “ISLE OF JUIST” KG
- hereinafter called ATL -

and

Suresh Capital Maritime Partners Germany GmbH, Leer,
- hereinafter called SCMP –

it is agreed the following:

1.
SCMP is entitled to subcontract any services described in the contract to either Suresh Capital Consulting and Finance LTD. or Maritime Funding Group, LLC.  Before providing any services for ATL, the before mentioned companies (hereinafter called subcontractors) need to be accepted by ATL for each single service they shall provide.  Such written (by letter, fax or e-mail) acceptance by ATL shall not unreasonable withheld.

2.
The accepted subcontractor is entitled to directly provide services to and directly receive payments (for provided services) from ATL.  All payments made by ATL to any subcontractor to be deducted from and not to exceed, neither by a single transfer nor by sum of all accumulated transfers, the contractual amount of Є 500.000,00.

3.	SCMP guarantees that the terms of payments, i.e., four equal installments of Є 125.000,00 each, to remain due at following events of the new building process of the concerning vessel/new building:
a.	Beginning of Steel Cutting
b.	Installation of the Main Engines
c.	Launching
d.	Delivery

Hamburg, 8th September 2007

/S/	/S/
ATL Offshore GmbH & Co. “ISLE OF JUIST” KG	Suresh Capital Maritime Partners GmbH

Side Letter No. 2

to the contract dated 7th September 2007
- hereinafter called “the Contract” -
between
ATL Offshore GmbH & Co. MS “JUIST” KG, Leer,
- hereinafter called “ATL” -
and
Suresh Capital Maritime Partners GmbH, Leer,
- hereinafter called “SCMP” -

Premble

ATL and SCMP entered into the Contract, in which both parties agreed that SCMP will provide financial services to ATL.  With Side Letter No. 1 dated 8th September 2007 SCMP and ATL agreed that SCMP is entitled to subcontract any services to either Suresh Capital Consulting & Finance Ltd. or Maritime Funding Group LLC and that the before mentioned subcontractors of SCMP are entitled to receive payments directly from ATL.  According to Side Letter No. 1 the before mentioned subcontractors need to be accepted by ATL.

Both parties agree the following:

1.	The preamble is integral part of this Side Letter No. 2.

2.
In addition to the already entitled subcontractors (reference is made to Side Letter No. 1 as of 8th September 2007) SCMP is entitled to subcontract any services to Churada Investments Limited, Stamford, USA.

3.
ATL hereby accepts (1) Churada Investments Limited, Stamford, USA, (2) Suresh Capital Consulting & Finance Ltd., Limassol, Cyprus, and (3) Maritime Funding Group LLC as subcontractors for all services provided under the Contract on behalf of SCMP

4.
SCMP can subcontract services to more than one of the three entitle subcontractors.  If SCMP subcontracts services to more than one subcontractor SCMP will assure that the total amount will neither exceed EUR 500.000,00 in total nor EUR 125.000,00 for each installment.  SCMP is aware of the fact that ATL is not in the position to check the adequacy of the invoices prepared by Suresh Capital Consulting & Finance Ltd., Maritime Funding Group LLC and/or Churada Investments Limited.  Therefore, SCMP confirms that all invoices will be checked prior to the presentation to ATL.

5.	This agreement shall be retroactively effective from 8th September 2007.

Leer, September 16, 2008

/S/	/S/
ATL Offshore GmbH on behalf of ATL Offshore GmbH & Co. MS “JUIST” KG	Suresh Capital Maritime Partners GmbH

In addition to the above Contract (Financial Services Agreement), dated September 7, 2007, between ATL Offshore GmbH & Co. “Isle of Amrum” KG and Suresh Capital Maritime Partners Germany GbmH with Side Letter No. 1, dated September 8, 2007, and Side Letter No. 2, dated September 16, 2008, there are eight additional Contracts to provide financial services with side letters that have identical terms and provisions as the above contract.  Such Contracts and side letters are as follows:

•
Contract (Financial Services Agreement), dated September 7, 2007, between ATL Offshore GmbH & Co. “Isle of Baltrum” KG and Suresh Capital Maritime Partners Germany GbmH with Side Letter No. 1, dated September 8, 2007, and Side Letter No. 2, dated September 16, 2008.

•
Contract (Financial Services Agreement), dated September 7, 2007, between ATL Offshore GmbH & Co. “Isle of Juist” KG and Suresh Capital Maritime Partners Germany GbmH with Side Letter No. 1, dated September 8, 2007, and Side Letter No. 2, dated September 16, 2008.

•
Contract (Financial Services Agreement), dated September 7, 2007, between ATL Offshore GmbH & Co. “Isle of Langeoog” KG and Suresh Capital Maritime Partners Germany GbmH with Side Letter No. 1, dated September 8, 2007, and Side Letter No. 2, dated September 16, 2008.

•
Contract (Financial Services Agreement), dated September 7, 2007, between ATL Offshore GmbH & Co. “Isle of Mellum” KG and Suresh Capital Maritime Partners Germany GbmH with Side Letter No. 1, dated September 8, 2007, and Side Letter No. 2, dated September 16, 2008.

•
Contract (Financial Services Agreement), dated September 7, 2007, between ATL Offshore GmbH & Co. “Isle of Neuwerk” KG and Suresh Capital Maritime Partners Germany GbmH with Side Letter No. 1, dated September 8, 2007, and Side Letter No. 2, dated September 16, 2008.

•
Contract (Financial Services Agreement), dated September 7, 2007, between ATL Offshore GmbH & Co. “Isle of Sylt” KG and Suresh Capital Maritime Partners Germany GbmH with Side Letter No. 1, dated September 8, 2007, and Side Letter No. 2, dated September 16, 2008.

•
Contract (Financial Services Agreement), dated September 7, 2007, between ATL Offshore GmbH & Co. “Isle of Usedom” KG and Suresh Capital Maritime Partners Germany GbmH with Side Letter No. 1, dated September 8, 2007, and Side Letter No. 2, dated September 16, 2008.

•
Contract (Financial Services Agreement), dated September 7, 2007, between ATL Offshore GmbH & Co. “Isle of Wangerooge” KG and Suresh Capital Maritime Partners Germany GbmH with Side Letter No. 1, dated September 8, 2007, and Side Letter No. 2, dated September 16, 2008.